UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2011
Date of Report (Date of earliest event reported)

UNITED COMMUNICATIONS PARTNERS INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53530 (Commission File Number)	Not applicable (IRS Employer Identification No.)

Sveavagen 17, Box 3061, SE-103 61 Stockholm, Sweden (Address of principal executive offices)	SE-103 61 (Zip Code)

+46 8 660 73 33
Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following a mutual agreement, Ulrik Gerdes has resigned as Chief Financial Officer as at December 6, 2011. Maria Liem, the Chief Financial Officer of Tre Kronor Media AB, a subsidiary of the registrant, has been appointed the new Chief Financial Officer. Mr. Gerdes will, pursuant to a consulting agreement, continue his services as financial consultant to us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UNITED COMMUNICATIONS PARTNERS INC.
Date: December 8, 2011	By: /s/ Niclas Fröberg Name: Niclas Fröberg Title: Chief Executive Officer